SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                           THE SECURITIES ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 1997




                                REHABILICARE INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




        MINNESOTA                 0-9407                41-0985318
     (STATE OR OTHER          (COMMISSION FILE           (I.R.S.
     JURISDICTION OF              NUMBER)                EMPLOYER
      INCORPORATION)                                 IDENTIFICATION NO.)



   1811 OLD HIGHWAY EIGHT, NEW BRIGHTON, MN        55112-3493
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (612) 631-0590



             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT.)

         Item 5. Other Events

         On December 2, 1997, Rehabilicare Inc. published the news release attached hereto as Exhibit 20 and incorporated herein by reference, announcing that it had signed an agreement to merge pursuant to which, and subject to the conditions contained therein, Rehabilicare would acquire Staodyn, Inc., a Delaware coporation located in Longmont, Colorado, and each holder of common stock of Staodyn, Inc. would receive .829 shares of the common stock of Rehabilicare Inc.

         Item 7. Financial Statements and Exhibits.

                  (c) Exhibits
                           20.      Press Release


                                   SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 REHABILICARE INC.


                                                 By  /s/ DAVID B. KAYSEN
                                                     David B. Kaysen

                                                     Chief Executive Officer and
                                                        President

Dated:  December 4, 1997